Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

Supplement No. 1 dated September 16, 2016

to the Statement of Additional Information

dated May 3, 2016,

This Supplement contains new and additional information that supersedes any contrary information contained in the Centerstone Investors and Centerstone International Funds (the “Funds”) current Statement of Additional Information (“SAI”), and should be read in conjunction with the SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

PORTFOLIO HOLDINGS INFORMATION

The paragraph below is hereby added as the fourth paragraph to the section under the heading “Portfolio Holdings Information” on pages B-37 through B-39 of the SAI:

Approximately thirty days after the end of each month, the Adviser posts on the Trust’s website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than thirty days after the end of each month, a complete schedule of its portfolio holdings as of the last day of the month.

Please retain this Supplement with your SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-877-314-9006.